UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2005
 Date of Report (Date of earliest event reported)

RAPA MINING INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 900, 555 Burrard Street
Vancouver, British Columbia, Canada	V7X 1M8
(Address of principal executive offices)	(Zip Code)

(604) 836-5999
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Grant of Options Pursuant to 2005 Stock Option Plan

Effective on July 11, 2005, the Company issued options to purchase a total of 6,050,000 shares of common stock to various of its employees, officers and consultants pursuant to its 2005 Stock Option Plan. The options expire on July 11, 2010 and were issued with an exercise price of $1.09 per share. The Company’s 2005 Stock Option Plan was adopted by its board of directors on May 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPA MINING INC.

Date: July 11, 2005	By:	/s/ Walter P.W. Notter

	Title:	WALTER P.W. NOTTER
Chief Executive Officer, President, Chief Financial
Officer and Treasurer